UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2011

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

3020 Old Ranch Parkway, Suite 400 Seal Beach, California	90740
(Address of Principal Executive Offices)	Zip Code

(562) 493-2804

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 17, 2011, the Board of Directors (“Board”) of Clean Energy Fuels Corp. (the “Company”) adopted the Amended and Restated Bylaws of the Company, effective as of such date. The Bylaws were amended as follows:

Article I, Sections 2(b) and 2(c) were amended to distinguish among the advance notice requirements for a stockholder to: (i) propose business at an annual meeting of stockholders where the stockholder is not seeking inclusion of that proposal on the Company’s proxy statement; (ii) have a proposal included on the Company’s proxy statement; and (iii) nominate directors for election at an annual meeting of stockholders;

Article I, Section 2(b) and 2(c) were amended to require that stockholders disclose economic ownership of shares and hedging positions as a condition to submitting business before the meeting;

Article I, Section 3 was amended to limit the business discussed at the special meetings of the stockholders to the business specified in the notice of such meeting;

Article I,  Section 4 was amended to enable the Board to set the record date for determining the stockholders entitled to vote at a meeting on a different day from the record date set for determining the stockholders entitled to notice of the meeting;

Article I, Section 5 was amended to provide that, in all matters except the election of directors, an affirmative vote of the majority of votes cast, as opposed to the majority of shares present or represented by proxy at the meeting and entitled to vote, shall be the act of the shareholders;

Article II, Section 8 was amended to enable the Chairman of the Board to call a special meeting; and

Article IX was amended to allow for the Bylaws to be amended or repealed or for new Bylaws to be adopted by written consent of the stockholders, the affirmative vote of a majority of the votes cast on such subject matter, unanimous written consent of the Board or at any meeting of the Board by the affirmative vote of the majority of the whole number of directors, subject to the power of the stockholders to change and repeal such Bylaws.

This summary of the amendment to the Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws of the Company, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number

	3.2	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2011		Clean Energy Fuels Corp.

	By:	/s/ Richard R. Wheeler
		Name:	Richard R. Wheeler
		Title:	Chief Financial Officer

EXHIBIT INDEX

3.2	Amended and Restated Bylaws.